Investor Presentation January 2013 © Exa Corporation Confidential Exhibit 99.1

Safe Harbor Statement
© Exa Corporation Confidential

Today’s presentation includes forward-looking statements intended to qualify for the
Safe Harbor from liability established by the Private Securities Litigation Reform Act of 1995.These forward-looking statements, including statements regarding our financial expectations, demand for our solutions and growth in our markets, are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those suggested by our forward-looking statements.  These factors include, but are not limited to, the risk factors described in our Quarterly
Report on Form 10-Q for the three months ended October 31, 2012, as filed with the
SEC on December 4, 2012. Forward-looking information in this presentation represents our outlook as of today, and we do not undertake any obligation to update these forward-looking statements.
During today's presentation we may refer to our Adjusted EBITDA. This is a non-
GAAP financial measure that has been adjusted for certain non-cash and other items, and that is not computed in accordance with generally accepted accounting principles. The GAAP measure most comparable to Adjusted EBITDA is our net income (loss). A reconciliation of our historical Adjusted EBITDA to our net income
(loss) is included in our registration statement filed with the SEC
.

Company Overview
Leading Provider of Software that Enables
Simulation-Driven Product Design
Vehicle
Manufacturers
as Customers
90+
13 of the top 15 passenger
vehicle manufacturers
230+
Years of
Revenue Growth
10+
EBITDA positive past 3 years
Highly recurring and visible
business model
Employees
Global
Offices
10
HQ in Burlington, MA
Detroit, Japan, Germany,
Korea, France, China

© Exa Corporation Confidential
Aerodynamics        Thermal        Acoustics

Key Investment Highlights
© Exa Corporation Confidential

Highly-Visible, Consumption-based
Licensing Model
Proprietary, Market Leading Technology
Growing Multi-billion Dollar Market
Opportunity in Transportation Alone
Tangible, Immediate Value Proposition
Top-tier Global Customers
Experienced Management Team

Efficient Products
Efficient Process
U.S. CAFE
MPG
60
50
40
30
20
10
0
1975
1985
1995
2005
2015
2025
Exa

Transportation Market Requirements
© Exa Corporation. All rights reserved.

Aerodynamics
Aerodynamics
Faster Turnaround
Faster Turnaround
Time
Time
Weight Reduction
Weight Reduction
Fewer Prototypes
Fewer Prototypes
Increased
Increased
Automation
Automation
New Powertrains
New Powertrains
Efficiency2
Simulation-based
Simulation-based
Design
Design
Source: EPA
(1) The United States passenger car and light truck CAFE standard continues to rise to 56.2 MPG by 2025
(1)

Design,
Redesign
Build/Rebuild
Physical
Prototype
Months
Test in
Windtunnel,
Analyze
Results

Traditional Development Process
© Exa Corporation. All rights reserved.

Expensive ($bn),
Expensive ($bn),
cumbersome
cumbersome
& time-consuming
& time-consuming
Brute-force
Brute-force
approach
approach

Prepare/
Modify
CAD Data
Run
PowerFLOW
Simulation,
Analyze
Results

Exa

Exa‘s Vehicle Development Process
© Exa Corporation. All rights reserved.

Days
Accurate Results
Accurate Results Geometric Complexity
Geometric Complexity
Proprietary Algorithms
Proprietary Algorithms

LAND ROVER
JAGUAR
RENAULT
TOYOTA
Ford
NISSAN
BMW
GM
BENTLEY
MINI
PORSCHE
DAIHATSU
HONDA
TESLA MOTORS
KIA
PSA PEUGEOT CITROËN
MITSUBISHI MOTORS
CHRYSLER
SAIC

CAT
Peterbilt
SCANIA
VOLVO
AGCO
KW
KOBELCO
LIEBHERR
YANMAR
JMC
MAN
ISUZU
AM General
MOBILITY SOLUTIONS FOR THE 21ST CENTURY
MANITOU

DENSO
YOKOHAMA
MAGNA
Cummins
ALSTOM
Kawasaki
Let the good times roll.
Valeo
SUMITOMO

EMBRAER
Gulfstream
A GENERAL DYNAMICS COMPANY
GOODRICH
JAXA
NASA
LIEBHERR
Messier-Dowty
snecma group

Exa

Global Customer Base © Exa Corporation Confidential 8 Passenger Vehicle Truck & Off-Highway Supplier/Other Aerospace

How JLR Uses Exa’s PowerFLOW
The Problem
Reduce joint fleet CO2 to meet global
emissions target by 2020+
Portfolio Diversification
Reduce cost of  prototypes
Enable digital sign-off

© Exa Corporation Confidential
The Results
Thermal Mgmt & Aerodynamic prototypes
eliminated prior to production tooling release
Further elimination opportunities for
Aeroacoustics & water mgmt in development

Customer Case Studies

© Exa Corporation. All rights reserved.
The Problem
Demand for more fuel efficient trucks
Top buying requirement
The Results
24% reduction in aerodynamic drag
12%  improvement in fuel economy
~$5,600  annual fuel savings per vehicle

11 © Exa Corporation. All rights reserved. Customer Case Studies – Trailer Devices

New Customers
Projects
New Subscriptions
Renewal Subscriptions

Exa

Customer Engagement Model
© Exa Corporation Confidential

Annual
Annual
Renewals
Renewals
Deeper
Deeper
Deployment
Deployment
Upgrades
Upgrades
New
New
Applications
Applications
Capacity-Based
Capacity-Based
Licensing On
Licensing On
Demand
Demand
or On Premise
or On Premise

PowerFLOW Product Suite
Simulation Preparation
(User-based License)
Simulation
PowerDELTA
®
Import, sort and organize CAD model
Apply parametric mesh features
Generate surface meshes & check
quality
PowerFLOW
®
Automatic fluid discretization
Automatic multi-processor
parallelized simulation
~80% of license revenue
PowerINSIGHT
™
Streamline & automate the
results generation,
analysis, and reporting process
PowerVIZ
®
Analyze results and flow structures
with interactive 3D data
visualization, movies, & graphs
PowerTHERM
®
Fully-coupled 3D
conduction
& radiation solver
PowerCOOL
®
Fully-coupled
cooling system
model
PowerCASE
™
Set up simulation case parameters
& boundary conditions
PowerCLAY
®
Morph mesh real-time
for rapid design iteration
& optimization
PowerACOUSTICS
®
Analyze and predict acoustic noise
transmission to the interior
Design Iterations
Design Iterations
Simulation Analysis
(User-based License)
(Consumption-based License)

© Exa Corporation Confidential

© Exa Corporation Confidential

Deep Domain Expertise
Deep Domain Expertise
Return on Investment
Return on Investment
Differentiated Go-to-market Strategy
Differentiated Go-to-market Strategy
Why We Win
Highest Degree of Simulation Accuracy
Highest Degree of Simulation Accuracy
Faster Turnaround Time
Faster Turnaround Time

Growth Strategy
© Exa Corporation Confidential

• Migrating from
physical to digital-
based approaches
Penetrate New
Geographies
Enable
Additional
Applications &
Solutions
Add New
Customers in
Ground
Transportation
Explore New
Verticals
Deepen
Existing
Customer
Base
Selectively
Pursue
Acquisitions
• Identify new
applications to
address customer
needs
• Significantly
underpenetrated
• Adjacent markets
• Expanding
presence in BRIC
• Core technology is
extendable to
Aerospace, Oil &
Gas and Power
Generation
among others
• Complementary
businesses &
technologies

Ed Furlong Chief Financial Officer © Exa Corporation Confidential

Key Financial Highlights © Exa Corporation Confidential 17 Attractive Long-term Model Profitable & Cash Flow Positive Recurring & Predictable Business Model Strong, Consistent Revenue Growth

Consistent Revenue Growth
© Exa Corporation Confidential

$4.6
$8.0
$12.8
$16.3
$20.3
$28.0
$34.1
$35.6
$37.9
$45.9
2003 2004 2005 2006 2007 2008 2009 2010 2011 2012
Revenue
$MM (FYE Jan 31)
Note: We changed from a December 31 calendar year-end to a January 31st fiscal year-end at the end of December 2006.

$(3.0) $(5.5)
$5.0 $4.7 $7.1
2008 2009 2010 2011 2012
Adjusted EBITDA
$MM (FY E Jan 31)
History of Profitability

© Exa Corporation Confidential
(10.6%)
(16.2%)
14.2%
12.3%
15.4%
2008 2009 2010 2011 2012
Adjusted EBITDA Margin
(FYE Jan 31)
Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income
(loss).  We define EBITDA as net income (loss), excluding depreciation and amortization, interest expense, other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.

97%
87%
80%
91%
97%
140%
116%
95%
113%
123%
2008 2009 2010 2011 2012
License Renewal Rate
(FY E Jan 31)
Renewals on base capacity
Renewals including upgrades
and expanded capacity
60%+ of our annual revenue was
attributable to contracts in place at
the beginning of the fiscal year
We expect our annual license revenue
renewal rate with capacity expansion
to remain over 100%
We expect to maintain a license
revenue renewal rate in the range of
85% to 100%

© Exa Corporation Confidential
Highly Recurring & Predictable Model
100%
Note: Please see Appendix for detailed definition and reconciliation of Adjusted EBITDA to the comparable GAAP financial measure of net income (loss).  We compute our license revenue renewal rate for any fiscal year by identifying the customers from whom we derived license revenue in the prior fiscal year and dividing the dollar amount of license revenue that we receive in the current fiscal year from those customers by the dollar amount of license revenue we received from them in the prior fiscal year.

64%
100%
12%
4%
20%
Revenue Visibility
(FY E Jan 31)
Renewals New
Licenses
Projects New &
Renewal
Licenses at
Beginning of Year
Annual consumption-based licenses
Increased consumption of simulation
capacity drives growth
Delivered on-premise or on-demand
Ratable revenue recognition
Project revenue is primarily derived
from simulation capacity
10 - 15% of project revenue is in
deferred revenue at beginning of year

© Exa Corporation Confidential
Revenue Detail
Note: We compute our license revenue renewal rate for any fiscal year by identifying the customers from whom we derived license revenue in the prior fiscal year and dividing the dollar amount of license revenue that we receive in the current fiscal year from those customers by the dollar amount of license revenue we received from them in the prior fiscal year.

Revenue by Geography

Other
4%
United States
23%
Japan
22%
Korea
8%
France
19%
Germany
13%
United Kingdom
6%
Sweden
5%

© Exa Corporation Confidential 22 Revenue Mix Note: Data as of FY 2012

Managing business with focus on revenue growth combined with steady improvement in Adjusted EBITDA margin
Continue to invest in Sales team to deepen existing customer penetration and add new customers
Improve margins due to operating leverage, especially in R&D and G&A
Targeting long-term adjusted EBITDA margin in low to mid 20% range

© Exa Corporation. All rights reserved.
Target Model

Appendix © Exa Corporation Confidential

© Exa Corporation Confidential

*See Appendix
Key Financial Metrics
FY 10 FY11 FY12 1Q13 2Q13 3Q13
Revenue
License $26.8 $30.6 $38.7 $10.0 $10.2 $10.4
Project 8.8 7.3 7.2 1.3 1.6 2.3
Total Revenue $35.6 $37.9 $45.9 $11.3 $11.8 $12.7
Revenue Growth 4% 6% 21% 10% 9% 9%
Operating Expenses
Cost of Revenues 9.9 9.9 12.0 3.2 3.1 3.6
Sales & Marketing 5.2 6.0 6.1 1.6 1.7 1.5
Research & Development 12.5 12.6 14.2 4.1 4.1 4.0
General & Administrative 5.6 6.3 7.9 1.9 1.7 1.7
Non-GAAP Operating Income* $2.3 $3.1 $5.7 $0.5 $1.2 $1.2
Adj. EBITDA* $5.0 $4.7 $7.1 $1.0 $1.6 $1.6

Adjusted EBITDA and Non-GAAP Operating Income
– Definitions and Reconciliations

© Exa Corporation. All rights reserved.
Non-GAAP Operating Income
April 30, July 31, October 31,
(In thousands)
2010 Restated 2011 Restated 2012 2012 2012 2012
Operating income 934 $            2,833 $         5,019 $           273 $            918 $            841 $
     Add back:
Stock based compensation expense 1,406 281 636 241 234 235
Amortization of acquired intangible assets 0 0 65 0 97 97
Non-GAAP operating income
2,340 $         3,114 $         5,720 $           514 $            1,249 $        1,173 $
Three Months Ended
Year Ended January 31,
Adjusted EBITDA Reconciliation
(In thousands)
2010 Restated 2011 Restated 2012 2012 2012 2012
Net (loss) Income (1,013) $        395 $            14,456 $        11 $               898 $            (36) $
Depreciation and amortization 2,702 1,562 1,405 460 474 541
Interest expense, net 672 1,411 1,284 412 409 403
Other (income) expense (12) (10) 213 (66) (445) (2)
Foreign exchange loss (gain) 766 198 106 0 (326) 115
Provision for income tax 521 839 (11,040) (84) 382 362
EBITDA 3,636 4,395 6,424 733 1,392 1,383
1,406 281 636 241 234 235
Adjusted EBITDA
5,042 $         4,676 $         7,060 $           974 $            1,626 $        1,618 $
October 31, April 30,
Non-cash, share based
compensation expense
Year Ended January 31, July 31,
Three Months Ended
To supplement our consolidated financial statements, which are presented on a GAAP basis, we disclose Non-GAAP Operating Income and Adjusted EBITDA, non-GAAP
measures that exclude certain amounts. These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.
The GAAP measures most comparable to Non-GAAP Operating Income and Adjusted EBITDA are GAAP income from operations and GAAP net income (loss), respectively.
Reconciliations of these non-GAAP financial measures to the corresponding GAAP measures are included above.
We define non-GAAP operating income as GAAP operating income excluding non-cash, stock-based compensation expense and amortization of acquired intangible assets.  We define  EBITDA as net income (loss), excluding depreciation and amortization, interest expense, and other income (expense), foreign exchange gain (loss) and provision for income taxes. We define Adjusted EBITDA as EBITDA, excluding non-cash share-based compensation expense.
Note:

duct & fan noise
cabin comfort
defrost & demist*
HVAC unit & dist. sys.
drive cycle simulation
key-off soak
intake port simulation
brake cooling
thermal protection
cooling airflow
electronics/ batt. cooling
drivetrain cooling
exhaust systems*
cooling jacket*
engine block*
aero efficiency
handling
driving dynamics*
panel deformation
soiling/water management
greenhouse wind noise
underbody wind noise
gap/seal noise
mirror & whistle noise
sunroof & window noise
community noise
cooling fan noise

Exa

Ground Transportation Applications © Exa Corporation Confidential 27